MERCANTILE ABSOLUTE RETURN FUND FOR

TAX-EXEMPT/DEFERRED INVESTORS (TEDI) LLC

Supplement dated August 16, 2006

to the Prospectus dated June 30, 2006

Effective immediately, the Mercantile Absolute Return Fund For Tax-Exempt/Deferred Investors (TEDI) LLC prospectus is modified as follows.

1.	Under the subsection entitled “The Fund” in the “SUMMARY” section of the prospectus, the seventh full paragraph is deleted in its entirety and replaced with the following:

Man-Glenwood Lexington TEI, LLC, or an affiliate thereof (“MG”), a non-affiliated investment company, has filed a patent application relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund (the “Patent Application”). The Patent Application was published on February 2, 2006. In the event that the Patent Application is granted and it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent, the Fund’s Board of Directors may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the MG patent. Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, the Fund and the Members.

2.	Under the subsection entitled “Man-Glenwood Patent Application” in the “OTHER RISKS” section of the prospectus, the first full paragraph is deleted in its entirety and replaced with the following:

Man-Glenwood Lexington TEI, LLC, or an affiliate thereof (“MG”), a non-affiliated investment company, disclosed that it has filed a patent application relating to a structure that interposes a Cayman Islands entity between a registered investment company and an underlying master fund. The Patent Application was published on February 2, 2006. In the event that the Patent Application is granted and it is determined that the master-feeder structure of which the Fund forms a part infringes on the MG patent, the Fund’s Board of Directors may determine to have the Master Fund enter into a licensing agreement pursuant to which the master-feeder structure may continue to operate without infringing on the MG patent. Such a licensing agreement will likely impose additional costs, in the form of licensing fees and other costs, on the Master Fund, the Fund and the Members.

INVESTMENT COMPANY ACT FILE NO. 811-21815